UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 25, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

			Page

Item 5.02	–	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Signatures			4

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 25, Roger A. Mobley, Chief Financial Officer of 1st Financial Services Corporation (the “Company”) and its wholly owned subsidiary, Mountain 1 st Bank & Trust Company (the “Bank”), gave the Company and the Bank notice of his decision to resign from his positions with the Company and the Bank, effective as of February 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: January 27, 2010	By:	/S/ MICHAEL G. MAYER
Michael G. Mayer,
Chief Executive Officer

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